Exhibit 99.2

News Announcement         For Immediate Release

NEXSTAR BROADCASTING ENTERS INTO DEFINITIVE AGREEMENT

TO DIVEST TWO STATIONS IN TWO MARKETS FOR $270 MILLION

IRVING, Texas, June 3, 2016 – Nexstar Broadcasting Group, Inc. (Nasdaq: NXST) (“Nexstar”) and Media General, Inc. (NYSE: MEG) (“Media General”) announced today that Nexstar has entered into a definitive agreement to sell WBAY-TV, the ABC affiliate serving the Green Bay, Wisconsin market (DMA #68), and KWQC-TV, the NBC affiliate serving the Davenport -Moline-Rock Island, (Quad Cities) Iowa market (DMA #101), to Gray Television Group, Inc. (a wholly-owned subsidiary of Gray Television, Inc., NYSE: GTN) (“Gray”) for $270 million in cash following the acquisition of Media General by Nexstar.

On January 27, 2016, Nexstar and Media General entered into a definitive merger agreement whereby Nexstar will acquire all outstanding shares of Media General.  The planned divestiture of WBAY-TV and KWQC-TV reflects Nexstar’s stated intention to divest certain television stations in order to comply with the FCC local and national television ownership rules and to obtain FCC and Department of Justice (“DOJ”) approval of the proposed Nexstar / Media General transaction.

The sale of WBAY-TV and KWQC-TV to Gray is subject to FCC approval, other regulatory approvals, the closing of the Nexstar / Media General transaction and other customary closing conditions and is expected to be completed on, or about the time of, the closing of the Nexstar / Media General transaction, which is expected later this year.

Wells Fargo Securities, LLC served as the lead financial advisor and Deutsche Bank Securities Inc. served as co-advisor for Nexstar in connection with the proposed station sale. MMTC Media and Telecom Brokers served as a co-broker for the transactions. Kirkland & Ellis LLP served as legal counsel for Nexstar and Fried, Frank, Harris, Shriver & Jacobson LLP served as legal counsel for Media General.

About Nexstar Broadcasting Group, Inc.

Nexstar Broadcasting Group is a leading diversified media company that leverages localism to bring new services and value to consumers and advertisers through its traditional media, digital and mobile media platforms. Nexstar owns, operates, programs or provides sales and other services to 104 full power television stations reaching 54 markets or approximately 18.1% of all U.S. television households. Nexstar’s portfolio includes primary affiliates of NBC, CBS, ABC, FOX, MyNetworkTV and The CW. Nexstar’s community portal websites offer additional hyper-local content and verticals for consumers and advertisers, allowing audiences to choose where, when and how they access content while creating new revenue opportunities.

Pro-forma for the completion of all transactions Nexstar will own, operate, program or provide sales and other services to 171 television stations and their related low power and digital multicast signals reaching 100 markets or approximately 39% of all U.S. television households. For more information please visit www.nexstar.tv.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities, or a solicitation of any vote or approval. In connection with the Agreement and Plan of Merger, by and between Nexstar Broadcasting Group, Inc. (“Nexstar”), Media General, Inc. (“Media General”) and Neptune Merger Sub, Inc.  (“Merger Sub”), Nexstar filed a Registration Statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) on March 22, 2016 that contains a joint proxy statement/prospectus, as amended by Amendment No. 1, which was filed with the SEC on April 27, 2016, and Amendment No. 2, which was filed with the SEC on May 5, 2016. The Registration Statement on Form S-4 was declared effective on May 6, 2016, and Nexstar and Media General commenced mailing the definitive joint proxy statement/prospectus to their respective stockholders on or about May 9, 2016. This communication is not a substitute for the definitive joint proxy statement/prospectus or the Registration Statement on Form S-4 or for any other document that Nexstar and Media General have filed or may file with the SEC or send to their respective stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF NEXSTAR AND MEDIA GENERAL ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement on Form S-4, including the definitive joint proxy statement/prospectus, and any other documents filed with the SEC by Nexstar or Media General through the web site maintained by the SEC at http://www.sec.gov.

Certain Information Regarding Participants

Nexstar and Media General and their respective directors and executive officers may be deemed to be participants in any solicitation with respect to the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names and interests of Nexstar’s directors and executive officers in the definitive joint proxy statement/prospectus of Nexstar and Media General and in Nexstar’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016, as amended on April 29, 2016. Information about Media General’s directors and executive officers is  available in Media General’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016, as amended on April 29, 2016. These documents can be obtained free of charge from the web site indicated above. Additional information regarding the participants and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the the definitive joint proxy statement/prospectus of Nexstar and Media General filed with the SEC.

Forward-Looking Statements

This communication includes forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words "guidance," "believes," "expects," "anticipates," "could," or similar expressions. For these statements, Nexstar and Media General claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this communication, concerning, among other things, the ultimate outcome and benefits of a transaction between Nexstar and Media General and timing thereof, and future financial performance, including changes in net revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied and the transaction may not close; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, the impact of changes in national and regional economies, the ability to service and refinance our outstanding debt, successful integration of Media General (including achievement of synergies and cost reductions), pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations' operating areas, competition from others in the broadcast television markets, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events. Nexstar and Media General undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this communication might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see the definitive joint proxy statement/prospectus of Nexstar and Media General and Media General’s and Nexstar’s other filings with the SEC.

Contact:
Thomas E. Carter	Joseph Jaffoni, Jennifer Neuman
Chief Financial Officer	JCIR
Nexstar Broadcasting Group, Inc.	212/835-8500 or nxst@jcir.com
972/373-8800